Subsequent Events	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Subsequent Event [Line Items]
Subsequent Events	Subsequent Events
Effective January 1, 2026, the Plan was amended to modify the types and amount of contributions that may be made under the Plan. The pre-tax contribution rate under the Plan's automatic enrollment feature for new hires increased from 4% to 6% of a participant's eligible compensation, as defined in the Plan document. The rate at which participants may make contributions to a traditional after-tax source was amended to extend the range from between 1% and 4% to between 1% and 6% of eligible compensation. The Company matching contribution under the Plan was amended to 100% of the first 6% of employee contributions. The Plan was also amended to eliminate the annual nonelective Employer Contribution.